Exhibit 77Q1

(a) Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant’s Post-Effective Amendment No. 129 to the Registration Statement filed on October 30, 2012 (File No. 2-75503).

(e) Form of Sub-Advisory Agreement on behalf of Great-West Real Estate Index Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 to the Registration Statement filed on October 30, 2012 (File No. 2-75503).

77Q1 - Other Exhibit

Form N-SAR: Multi-class supplement

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly; additional class responses are as follows (in 000’s):

Class T
Great-West Lifetime 2015 Portfolio II:	2,677
Great-West Lifetime 2025 Portfolio II:	2,654
Great-West Lifetime 2035 Portfolio II:	1,413
Great-West Lifetime 2045 Portfolio II:	762
Great-West Lifetime 2055 Portfolio II:	141

Class T1
Great-West Lifetime 2015 Portfolio II:	12,065
Great-West Lifetime 2025 Portfolio II:	14,378
Great-West Lifetime 2035 Portfolio II:	8,344
Great-West Lifetime 2045 Portfolio II:	3,657
Great-West Lifetime 2055 Portfolio II:	825

Class G
Great-West SecureFoundation Balanced Portfolio	197
Great-West SecureFoundation 2015 Portfolio	90
Great-West SecureFoundation 2020 Portfolio	43
Great-West SecureFoundation 2025 Portfolio	49
Great-West SecureFoundation 2030 Portfolio	20
Great-West SecureFoundation 2035 Portfolio	24
Great-West SecureFoundation 2040 Portfolio	2
Great-West SecureFoundation 2045 Portfolio	39
Great-West SecureFoundation 2050 Portfolio	1
Great-West SecureFoundation 2055 Portfolio	5

Class G1
Great-West SecureFoundation Balanced Portfolio	344
Great-West SecureFoundation 2015 Portfolio	817
Great-West SecureFoundation 2020 Portfolio	81
Great-West SecureFoundation 2025 Portfolio	695
Great-West SecureFoundation 2030 Portfolio	42
Great-West SecureFoundation 2035 Portfolio	376
Great-West SecureFoundation 2040 Portfolio	35
Great-West SecureFoundation 2045 Portfolio	160
Great-West SecureFoundation 2050 Portfolio	4
Great-West SecureFoundation 2055 Portfolio	17

Class L
Great-West Lifetime 2015 Portfolio II:	272
Great-West Lifetime 2025 Portfolio II:	381
Great-West Lifetime 2035 Portfolio II:	200
Great-West Lifetime 2045 Portfolio II:	68
Great-West Lifetime 2055 Portfolio II:	17
Great-West SecureFoundation Balanced Portfolio	69
Great-West SecureFoundation 2015 Portfolio	41
Great-West SecureFoundation 2020 Portfolio	7
Great-West SecureFoundation 2025 Portfolio	2
Great-West SecureFoundation 2030 Portfolio	1
Great-West SecureFoundation 2035 Portfolio	1
Great-West SecureFoundation 2040 Portfolio	—
Great-West SecureFoundation 2045 Portfolio	—
Great-West SecureFoundation 2050 Portfolio	—
Great-West SecureFoundation 2055 Portfolio	—

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly; additional class responses are as follows (in 000’s):

Class T
Great-West Lifetime 2015 Portfolio II:	0.31
Great-West Lifetime 2025 Portfolio II:	0.29
Great-West Lifetime 2035 Portfolio II:	0.25
Great-West Lifetime 2045 Portfolio II:	0.23
Great-West Lifetime 2055 Portfolio II:	0.24

Class T1
Great-West Lifetime 2015 Portfolio II:	0.30
Great-West Lifetime 2025 Portfolio II:	0.28
Great-West Lifetime 2035 Portfolio II:	0.24
Great-West Lifetime 2045 Portfolio II:	0.23
Great-West Lifetime 2055 Portfolio II:	0.23

Class G
Great-West SecureFoundation Balanced Portfolio	0.20
Great-West SecureFoundation 2015 Portfolio	0.21
Great-West SecureFoundation 2020 Portfolio	0.32
Great-West SecureFoundation 2025 Portfolio	0.20
Great-West SecureFoundation 2030 Portfolio	0.19
Great-West SecureFoundation 2035 Portfolio	0.19
Great-West SecureFoundation 2040 Portfolio	0.21
Great-West SecureFoundation 2045 Portfolio	0.18
Great-West SecureFoundation 2050 Portfolio	0.19
Great-West SecureFoundation 2055 Portfolio	0.18

Class G1
Great-West SecureFoundation Balanced Portfolio	0.19
Great-West SecureFoundation 2015 Portfolio	0.19
Great-West SecureFoundation 2020 Portfolio	0.29
Great-West SecureFoundation 2025 Portfolio	0.19
Great-West SecureFoundation 2030 Portfolio	0.16
Great-West SecureFoundation 2035 Portfolio	0.17
Great-West SecureFoundation 2040 Portfolio	0.18
Great-West SecureFoundation 2045 Portfolio	0.17
Great-West SecureFoundation 2050 Portfolio	0.17
Great-West SecureFoundation 2055 Portfolio	0.17

Class L
Great-West Lifetime 2015 Portfolio II:	0.34
Great-West Lifetime 2025 Portfolio II:	0.30
Great-West Lifetime 2035 Portfolio II:	0.26
Great-West Lifetime 2045 Portfolio II:	0.25
Great-West Lifetime 2055 Portfolio II:	0.26
Great-West SecureFoundation Balanced Portfolio	0.19
Great-West SecureFoundation 2015 Portfolio	0.21
Great-West SecureFoundation 2020 Portfolio	0.24
Great-West SecureFoundation 2025 Portfolio	0.16
Great-West SecureFoundation 2030 Portfolio	0.19
Great-West SecureFoundation 2035 Portfolio	0.18
Great-West SecureFoundation 2040 Portfolio	0.17
Great-West SecureFoundation 2045 Portfolio	0.18
Great-West SecureFoundation 2050 Portfolio	0.16
Great-West SecureFoundation 2055 Portfolio	0.18

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly; additional class responses are as follows (in 000’s):

Class T
Great-West Lifetime 2015 Portfolio II:	9,179
Great-West Lifetime 2025 Portfolio II:	9,641
Great-West Lifetime 2035 Portfolio II:	5,860
Great-West Lifetime 2045 Portfolio II:	3,359
Great-West Lifetime 2055 Portfolio II:	619

Class T1
Great-West Lifetime 2015 Portfolio II:	43,894
Great-West Lifetime 2025 Portfolio II:	55,536
Great-West Lifetime 2035 Portfolio II:	36,975
Great-West Lifetime 2045 Portfolio II:	17,119
Great-West Lifetime 2055 Portfolio II:	3,869

Class G
Great-West SecureFoundation Balanced Portfolio	1,090
Great-West SecureFoundation 2015 Portfolio	465
Great-West SecureFoundation 2020 Portfolio	158
Great-West SecureFoundation 2025 Portfolio	254
Great-West SecureFoundation 2030 Portfolio	128
Great-West SecureFoundation 2035 Portfolio	135
Great-West SecureFoundation 2040 Portfolio	10
Great-West SecureFoundation 2045 Portfolio	219
Great-West SecureFoundation 2050 Portfolio	5
Great-West SecureFoundation 2055 Portfolio	25

Class G1
Great-West SecureFoundation Balanced Portfolio	1,993
Great-West SecureFoundation 2015 Portfolio	4,469
Great-West SecureFoundation 2020 Portfolio	310
Great-West SecureFoundation 2025 Portfolio	3,846
Great-West SecureFoundation 2030 Portfolio	302
Great-West SecureFoundation 2035 Portfolio	2,229
Great-West SecureFoundation 2040 Portfolio	213
Great-West SecureFoundation 2045 Portfolio	969
Great-West SecureFoundation 2050 Portfolio	29
Great-West SecureFoundation 2055 Portfolio	103

Class L
Great-West Lifetime 2015 Portfolio II:	1,024
Great-West Lifetime 2025 Portfolio II:	1,461
Great-West Lifetime 2035 Portfolio II:	883
Great-West Lifetime 2045 Portfolio II:	324
Great-West Lifetime 2055 Portfolio II:	76
Great-West SecureFoundation Balanced Portfolio	418
Great-West SecureFoundation 2015 Portfolio	241
Great-West SecureFoundation 2020 Portfolio	27
Great-West SecureFoundation 2025 Portfolio	20
Great-West SecureFoundation 2030 Portfolio	10
Great-West SecureFoundation 2035 Portfolio	5
Great-West SecureFoundation 2040 Portfolio	1
Great-West SecureFoundation 2045 Portfolio	1
Great-West SecureFoundation 2050 Portfolio	1
Great-West SecureFoundation 2055 Portfolio	1

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly; additional class responses are as follows (in 000’s):

Class T
Great-West Lifetime 2015 Portfolio II:	13.34
Great-West Lifetime 2025 Portfolio II:	14.11
Great-West Lifetime 2035 Portfolio II:	14.68
Great-West Lifetime 2045 Portfolio II:	14.91
Great-West Lifetime 2055 Portfolio II:	14.79

Class T1
Great-West Lifetime 2015 Portfolio II:	13.31
Great-West Lifetime 2025 Portfolio II:	14.04
Great-West Lifetime 2035 Portfolio II:	14.63
Great-West Lifetime 2045 Portfolio II:	14.82
Great-West Lifetime 2055 Portfolio II:	14.74

Class G
Great-West SecureFoundation Balanced Portfolio	11.24
Great-West SecureFoundation 2015 Portfolio	10.67
Great-West SecureFoundation 2020 Portfolio	10.58
Great-West SecureFoundation 2025 Portfolio	10.71
Great-West SecureFoundation 2030 Portfolio	10.57
Great-West SecureFoundation 2035 Portfolio	10.76
Great-West SecureFoundation 2040 Portfolio	10.51
Great-West SecureFoundation 2045 Portfolio	10.79
Great-West SecureFoundation 2050 Portfolio	10.41
Great-West SecureFoundation 2055 Portfolio	10.77

Class G1
Great-West SecureFoundation Balanced Portfolio	11.32
Great-West SecureFoundation 2015 Portfolio	10.75
Great-West SecureFoundation 2020 Portfolio	10.57
Great-West SecureFoundation 2025 Portfolio	10.76
Great-West SecureFoundation 2030 Portfolio	10.57
Great-West SecureFoundation 2035 Portfolio	10.80
Great-West SecureFoundation 2040 Portfolio	10.48
Great-West SecureFoundation 2045 Portfolio	10.80
Great-West SecureFoundation 2050 Portfolio	10.38
Great-West SecureFoundation 2055 Portfolio	10.76

Class L
Great-West Lifetime 2015 Portfolio II:	9.56
Great-West Lifetime 2025 Portfolio II:	9.38
Great-West Lifetime 2035 Portfolio II:	9.22
Great-West Lifetime 2045 Portfolio II:	9.22
Great-West Lifetime 2055 Portfolio II:	9.11
Great-West SecureFoundation Balanced Portfolio	10.21
Great-West SecureFoundation 2015 Portfolio	9.80
Great-West SecureFoundation 2020 Portfolio	10.60
Great-West SecureFoundation 2025 Portfolio	9.79
Great-West SecureFoundation 2030 Portfolio	10.61
Great-West SecureFoundation 2035 Portfolio	9.69
Great-West SecureFoundation 2040 Portfolio	10.55
Great-West SecureFoundation 2045 Portfolio	9.65
Great-West SecureFoundation 2050 Portfolio	10.43
Great-West SecureFoundation 2055 Portfolio	9.67